Registration No. 333-92763


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                        Post-Effective Amendment No. 1 to

                                    FORM S-4

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                          -----------------------------

                              LA-Z-BOY INCORPORATED
             (Exact name of registrant as specified in its charter)

           MICHIGAN                      2510                     38-0751137
 (State or other jurisdiction  (Primary Standard Industrial     (IRS Employer
      of incorporation)          Classification Code No.)    Identification No.)

                            1284 North Telegraph Road
                             Monroe, Michigan 48162
          (Address of principal executive offices, including zip code)

                          -----------------------------

                              Frederick H. Jackson
                              La-Z-Boy Incorporated
                            1284 North Telegraph Road
                             Monroe, Michigan 48162
                                 (734) 242-1444
(Name, address, and telephone number, including area code, of agent for service)

                          -----------------------------

                                   copies to:

       Kent E. Shafer                 Fred L. Schuermann, Jr.            Robert E. Esleeck
Miller, Canfield, Paddock and          LADD Furniture, Inc.           Kilpatrick Stockton LLP
        Stone, P.L.C.                 4620 Grandover Parkway          1001 West Fourth Street
  150 West Jefferson Avenue      Greensboro, North Carolina 27407  Winston-Salem, North Carolina
   Detroit, Michigan 48226                (336) 294-5233                       27101
       (313) 963-6420                                                      (336) 607-7377

       Approximate Date of Commencement of Sale to the Public: January 29, 2000.

       If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.

       If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

       If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

         Explanatory Note:

                La-Z-Boy Incorporated is filing this post-effective amendment for the sole purpose of filing the additional tax opinions delivered at the closing of the merger as exhibits to this Registration Statement, which it undertook to do in the final proxy statement/prospectus included in Amendment No. 1 to this Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules.

       Section (a) of Item 21 is hereby amended to read as follows:

       (a) Exhibits. The following exhibits are filed as part of this Registration Statement on Form S-4:

Exhibit No.           Description of Exhibit (Note 1)
-----------------     ------------------------------------------------------------------------------------------------
      1               Not applicable
      2.1             Agreement and Plan of Merger, dated as of September 28,
                      1999, among LADD Furniture, Inc., La-Z-Boy Incorporated
                      and LZB Acquisition Corp. and the exhibits to that
                      agreement, followed by a list of schedules to the
                      agreement (Note 2) (The schedules themselves are not filed with this amended Registration Statement, pursuant to
                      paragraph (2) of Regulation S-K, Item 601. La-Z-Boy
                      Incorporated will provide a copy of any omitted schedule
                      to the SEC upon its request.)
      2.2             Amendment No. 1 to Agreement and Plan of Merger referenced above and certain amended exhibits
                      (filed with original Registration Statement)
      3.1             La-Z-Boy Incorporated Restated Articles of Incorporation (Note 3)
      3.2             Amendment to Restated Articles of Incorporation (Note 4)
      3.3             Current La-Z-Boy Incorporated By-laws (Note 5)
      4               Instruments defining the rights of holders of long-term debt are not filed with this amended
                      Registration Statement, pursuant to paragraph (4) (iii) of Regulation S-K, Item 601. La-Z-Boy
                      Incorporated will furnish any such omitted document to the SEC upon its request.
      5               Opinion and consent of Miller, Canfield, Paddock and Stone, P.L.C. (filed with original
                      Registration Statement)
      8.1             Tax opinion and consent of Miller, Canfield, Paddock and Stone, P.L.C. delivered at the closing of the merger
      9               Not applicable
     10.1*            La-Z-Boy Incorporated Amended and Restated 1993 Performance Based
                      Stock Plan (Note 6)
     10.2*            La-Z-Boy Incorporated Restricted Stock Plan for Non-Employee Directors (Note 7)
     10.3*            La-Z-Boy Incorporated Executive Incentive Compensation Plan Description (Note 8)
     10.4*            La-Z-Boy Incorporated Supplemental Executive Retirement Plan (as revised in 1995) (Note 9)
     10.5*            La-Z-Boy Incorporated Amended and Restated 1997 Restricted Share Plan (Note 10)
     10.6*            La-Z-Boy Incorporated 1997 Incentive Stock Option Plan (Note 10)
     10.7*            Form of Change in Control Agreement (Note 9) and list of employees who are parties to Change in Control Agreements (Note 11)
     10.8*            Form of Indemnification Agreement (covering all directors, including employee-directors) (Note 12)
     10.9*            Summary Plan Description and Partial Plan Document for the
                      La-Z-Boy Incorporated Personal Executive Life Insurance
                      Program (the "Summary") (Note 8). (With respect to
                      directors and executive officers, the only persons covered by this program are Gerald M. Kiser and Gene M. Hardy.
                      With respect to Mr. Hardy, the program operates
                      differently from the manner described in the Summary in
                      two ways: he does not benefit from Unscheduled Premium
                      payments, and "gross up" payments to him are not repayable to the Company out of policy death benefits or otherwise.)

                                      II-1

Exhibit No.           Description of Exhibit (Note 1)
-----------------     ------------------------------------------------------------------------------------------------
     10.10*           La-Z-Boy Incorporated 1986 Incentive Stock Option Plan (Note 13)
     10.11*           La-Z-Boy Incorporated 1989 Restricted Share Plan (Note 7)
     11               Not applicable
     12               Statement re computation of ratios (found on page 30 of the Proxy Statement/Prospectus included in Amendment No. 1 to Registration Statement)
     13               Not applicable
     14               Not applicable
     16               Not applicable
     21               List of subsidiaries of La-Z-Boy Incorporated (filed with original Registration Statement)
     23.1             Consent of PricewaterhouseCoopers LLP (filed with Amendment No. 1 to Registration Statement)
     23.2             Consent of KPMG LLP (filed with Amendment No. 1 to Registration Statement)
     23.3             Consent of Miller, Canfield, Paddock and Stone, P.L.C. (contained in exhibits 5 and 8.1)
     23.4             Consent of Kilpatrick Stockton LLP (contained in exhibit 8.2)
     23.5             Consent of Mann, Armistead & Epperson, Ltd. (filed with Amendment No. 1 to Registration
                      Statement)
     24               Powers of attorney (contained in the signatures pages to original Registration Statement)
     25               Not applicable
     26               Not applicable
     27               Financial Data Schedule (Note 14) (filed with original Registration Statement)
     99               Commitment letter and related term sheet concerning new bridge loan facility (filed with original Registration Statement)

Notes To Exhibits

       * Indicates a contract or benefit plan under which one or more executive officers or directors may receive benefits.

       1. For all documents incorporated by reference, the SEC file number is 1-9656. All exhibit description references to previous filings are references to filings by La-Z-Boy. Unless otherwise indicated in the text of an exhibit description, the described exhibit is being filed with this amendment.

       2. Incorporated by reference to an exhibit to Form 8-K dated September 28, 1999 and filed with the SEC September 30, 1999.

       3. Incorporated by reference to an exhibit to Form 10-Q for the quarter ended October 26, 1996.

       4. Incorporated by reference to an exhibit to Form 10-K/A filed September 27, 1999.

       5. Incorporated by reference to an exhibit to Form 8-K dated June 11, 1999.

       6. Incorporated by reference to an exhibit to definitive proxy statement dated June 27, 1996.

       7. Incorporated by reference to an exhibit to definitive proxy statement dated July 6, 1989.

       8. Incorporated by reference to an exhibit to Form 10-K for the fiscal year ended April 26, 1997.

       9. Incorporated by reference to an exhibit to Form 8-K dated February 6, 1995.

       10. Incorporated by reference to an exhibit to definitive proxy statement dated June 27, 1997.

       11. Incorporated by reference to an exhibit to Form 10-K for the fiscal year ended April 25, 1998.

       12. Incorporated by reference to an exhibit to Form 8, Amendment No. 1, dated November 3, 1989.

       13. Incorporated by reference to an exhibit to definitive proxy statement dated June 26, 1986.

       14. Included in EDGAR version only.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Monroe, State of Michigan, on February 3, 2000.

                                                     LA-Z-BOY INCORPORATED


                                                     By:/s/Gene M. Hardy
                                                        Gene M. Hardy
                                                        Secretary and Treasurer

       Pursuant to the requirements of the Securities Act of 1933, this amendment has been signed by the following persons in the capacities and on the dates indicated.





                  *                           Feb. 3, 2000                       *                         Feb. 3, 2000
------------------------------------                            ------------------------------------
P.H. Norton                                                     J.F. Weaver
Chairman of the Board and Director                              Director



                  *                           Feb. 3, 2000                       *                         Feb. 3, 2000
------------------------------------                            ------------------------------------
G.L. Kiser                                                      D.K. Hehl
President and Chief Operating Officer                           Director



/s/Gene M. Hardy                              Feb. 3, 2000                       *                         Feb. 3, 2000
------------------------------------                            ------------------------------------
G.M. Hardy                                                      R.E. Lipford
Secretary and Treasurer, Principal                              Director
Accounting Officer, and Director



                  *                           Feb. 3, 2000                       *                         Feb. 3, 2000
------------------------------------                            ------------------------------------
F.H. Jackson                                                    H.G. Levy
Executive VP Finance, Chief Financial                           Director
Officer, and Director



                  *                           Feb. 3, 2000                       *                         Feb. 3, 2000
------------------------------------                            ------------------------------------
L.G. Stevens                                                    J.W. Johnston
Director                                                        Director




*By:/s/Gene M. Hardy
   ------------------------------
      Gene M. Hardy
      Attorney-in-fact

                                      S-1


                                  EXHIBIT INDEX

Exhibit No.           Description of Exhibit (Note 1)
-----------------     ------------------------------------------------------------------------------------------------
      1               Not applicable
      2.1             Agreement and Plan of Merger, dated as of September 28,
                      1999, among LADD Furniture, Inc., La-Z-Boy Incorporated
                      and LZB Acquisition Corp. and the exhibits to that
                      agreement, followed by a list of schedules to the
                      agreement (Note 2) (The schedules themselves are not filed with this amended Registration Statement, pursuant to
                      paragraph (2) of Regulation S-K, Item 601. La-Z-Boy
                      Incorporated will provide a copy of any omitted schedule
                      to the SEC upon its request.)
      2.2             Amendment No. 1 to Agreement and Plan of Merger referenced above and certain amended exhibits
                      (filed with original Registration Statement)
      3.1             La-Z-Boy Incorporated Restated Articles of Incorporation (Note 3)
      3.2             Amendment to Restated Articles of Incorporation (Note 4)
      3.3             Current La-Z-Boy Incorporated By-laws (Note 5)
      4               Instruments defining the rights of holders of long-term debt are not filed with this amended
                      Registration Statement, pursuant to paragraph (4) (iii) of Regulation S-K, Item 601. La-Z-Boy
                      Incorporated will furnish any such omitted document to the SEC upon its request.
      5               Opinion and consent of Miller, Canfield, Paddock and Stone, P.L.C. (filed with original
                      Registration Statement)
      8.1             Tax opinion and consent of Miller, Canfield, Paddock and Stone, P.L.C. delivered at the closing of the merger
      9               Not applicable
     10.1*            La-Z-Boy Incorporated Amended and Restated 1993 Performance Based Stock Plan (Note 6)
     10.2*            La-Z-Boy Incorporated Restricted Stock Plan for Non-Employee Directors (Note 7)
     10.3*            La-Z-Boy Incorporated Executive Incentive Compensation Plan Description (Note 8)
     10.4*            La-Z-Boy Incorporated Supplemental Executive Retirement Plan (as revised in 1995) (Note 9)
     10.5*            La-Z-Boy Incorporated Amended and Restated 1997 Restricted Share Plan (Note 10)
     10.6*            La-Z-Boy Incorporated 1997 Incentive Stock Option Plan (Note 10)
     10.7*            Form of Change in Control Agreement (Note 9) and list of employees who are parties to Change in Control Agreements (Note 11)
     10.8*            Form of Indemnification Agreement (covering all directors, including employee-directors) (Note 12)
     10.9*            Summary Plan Description and Partial Plan Document for the
                      La-Z-Boy Incorporated Personal Executive Life Insurance
                      Program (the "Summary") (Note 8). (With respect to
                      directors and executive officers, the only persons covered by this program are Gerald M. Kiser and Gene M. Hardy.
                      With respect to Mr. Hardy, the program operates
                      differently from the manner described in the Summary in
                      two ways: he does not benefit from Unscheduled Premium
                      payments, and "gross up" payments to him are not repayable to the Company out of policy death benefits or otherwise.)
     10.10*           La-Z-Boy Incorporated 1986 Incentive Stock Option Plan (Note 13)
     10.11*           La-Z-Boy Incorporated 1989 Restricted Share Plan (Note 7)
     11               Not applicable
     12               Statement re computation of ratios (found on page 30 of the Proxy Statement/Prospectus included in Amendment No. 1 to Registration Statement)



Exhibit No.           Description of Exhibit (Note 1)
-----------------     ------------------------------------------------------------------------------------------------
     13               Not applicable
     14               Not applicable
     16               Not applicable
     21               List of subsidiaries of La-Z-Boy Incorporated (filed with original Registration Statement)
     23.1             Consent of PricewaterhouseCoopers LLP (filed with Amendment No. 1 to Registration Statement)
     23.2             Consent of KPMG LLP (filed with Amendment No. 1 to Registration Statement)
     23.3             Consent of Miller, Canfield, Paddock and Stone, P.L.C. (contained in exhibits 5 and 8.1)
     23.4             Consent of Kilpatrick Stockton LLP (contained in exhibit 8.2)
     23.5             Consent of Mann, Armistead & Epperson, Ltd. (filed with Amendment No. 1 to Registration
                      Statement)
     24               Powers of attorney (contained in the signatures pages to original Registration Statement)
     25               Not applicable
     26               Not applicable
     27               Financial Data Schedule (Note 14) (filed with original Registration Statement)
     99               Commitment letter and related term sheet concerning new bridge loan facility (filed with original Registration Statement)

Notes To Exhibits

       * Indicates a contract or benefit plan under which one or more executive officers or directors may receive benefits.

       1. For all documents incorporated by reference, the SEC file number is 1-9656. All exhibit description references to previous filings are references to filings by La-Z-Boy. Unless otherwise indicated in the text of an exhibit description, the described exhibit is being filed with this amendment.

       2. Incorporated by reference to an exhibit to Form 8-K dated September 28, 1999 and filed with the SEC September 30, 1999.

       3. Incorporated by reference to an exhibit to Form 10-Q for the quarter ended October 26, 1996.

       4. Incorporated by reference to an exhibit to Form 10-K/A filed September 27, 1999.

       5. Incorporated by reference to an exhibit to Form 8-K dated June 11, 1999.

       6. Incorporated by reference to an exhibit to definitive proxy statement dated June 27, 1996.

       7. Incorporated by reference to an exhibit to definitive proxy statement dated July 6, 1989.

       8. Incorporated by reference to an exhibit to Form 10-K for the fiscal year ended April 26, 1997.

       9. Incorporated by reference to an exhibit to Form 8-K dated February 6, 1995.

       10. Incorporated by reference to an exhibit to definitive proxy statement dated June 27, 1997.

       11. Incorporated by reference to an exhibit to Form 10-K for the fiscal year ended April 25, 1998.

       12. Incorporated by reference to an exhibit to Form 8, Amendment No. 1, dated November 3, 1989.

       13. Incorporated by reference to an exhibit to definitive proxy statement dated June 26, 1986.

       14. Included in EDGAR version only.